Exhibit 99.2

Goodrich Corporation Second Quarter 2008 Results July 24, 2008

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's July 24, 2008 Second Quarter 2008 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

Second Quarter 2008 Highlights Awarded nacelle system for Pratt & Whitney Geared Turbofan Engine Engine to be used on Mitsubishi Regional Jet and Bombardier CSeries airplanes Expected to generate more than $5 billion in original equipment and aftermarket revenue for Goodrich over the 25-year period following entry into service Standard and Poor's raised its corporate credit rating on Goodrich to 'BBB+' from 'BBB' Received production contracts from Lockheed Martin and General Electric Aircraft Engines to supply pylons and nacelles for the USAF C-5 Galaxy Reliability Enhancement and Re-engining Program Second quarter 2008 results, compared with second quarter 2007 Sales grew 17% - double-digit growth rates in all major market channels Segment OI margin increased from 16.3% to 17.1% Net income per diluted share of $1.46 - a 49% increase over second quarter 2007

2008 Outlook Full Year 2008 Outlook Adjusted outlook for sales, increased outlook for net income per diluted share Sales outlook adjusted to approximately $7.3 billion Expected growth of 14% over 2007 results Outlook for net income per diluted share increased to $4.80 - $4.95, from prior outlook of $4.30 - $4.45 Approximately 27 - 31% growth over 2007 results Includes expected effective tax rate of approximately 32%, and assumes reinstatement of R&D tax credit retroactive to 1/1/08 Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income Capital expenditure outlook unchanged at $275 - $325 million

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 6591 6864 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 1Q 2008 2Q 2008 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 0.167 0.169 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 2nd Qtr 2008 2nd Qtr 2007 Change Sales $1,849 $1,576 17% Segment operating income $317 $257 23% - % of Sales 17.1% 16.3% +0.8% Income - Continuing Operations - Net Income $184 $187 $124 $125 48% 50% Diluted EPS - Continuing Operations - Net Income $1.44 $1.46 $0.97 $0.98 48% 49% Second Quarter 2008 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) 1st Half 2008 1st Half 2007 Change Sales $3,594 $3,123 15% Segment operating income $619 $487 27% - % of Sales 17.2% 15.6% +1.6% Income - Continuing Operations - Net Income $337 $345 $223 $225 51% 53% Diluted EPS - Continuing Operations - Net Income $2.64 $2.70 $1.75 $1.76 51% 53% First Half 2008 - Financial Summary Year-over-Year Performance

Second Quarter 2008 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Net Income Net Income per Diluted Share Second Quarter 2007 - Net Income $1,576 $125 $0.98 Increased overall volume, efficiency, mix, other $259 $61 $0.48 Long-term contracts - changes in estimates ($7) ($0.06) Foreign exchange translation costs $14 ($5) ($0.04) Corporate G&A and Other Income (Expense) $11 $0.09 Discontinued Operations $2 $0.01 Second Quarter 2008 - Net Income $1,849 $187 $1.46

Second Quarter 2008 Year-over-Year Segment Results 2nd Quarter 2008 2nd Quarter 2007 Change Change Dollars in Millions 2nd Quarter 2008 2nd Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 690 $ 665 $ 494 $1,849 $ 589 $ 534 $ 453 $1,576 $101 $131 $ 41 $273 17% 25% 9% 17% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 84 $161 $ 72 $317 $ 59 $135 $ 63 $257 $25 $26 $ 9 $60 43% 19% 15% 23% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 12.3% 24.2% 14.5% 17.1% 10.0% 25.3% 13.8% 16.3% N/A N/A N/A N/A +2.3% (1.1%) +0.7% +0.8%

First Half 2008 Year-over-Year Segment Results 1st Half 2008 1st Half 2007 Change Change Dollars in Millions 1st Half 2008 1st Half 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $1,372 $1,285 $ 937 $3,594 $1,156 $1,081 $ 886 $3,123 $216 $204 $ 51 $471 19% 19% 6% 15% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $159 $339 $121 $619 $109 $261 $117 $487 $ 50 $ 78 $ 4 $132 46% 30% 3% 27% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 11.6% 26.4% 12.9% 17.2% 9.4% 24.2% 13.2% 15.6% N/A N/A N/A N/A +2.2% +2.2% (0.3%) +1.6%

Summary Cash Flow Information Item (Dollars in Millions) 2nd Quarter 2008 2nd Quarter 2007 Net Income $187 $125 Depreciation and Amortization $63 $62 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($124) ($122) Deferred income taxes and taxes payable $14 $14 Accrued expenses, other (including pension contributions) $29 ($15) Cash Flow from Operations $169 $64 Pension Contributions - worldwide ($12) ($86) Capital Expenditures ($62) ($59)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 17 9 28 6 9 15 6 Second Quarter 2008 Sales by Market Channel Total Sales $3.594 Billion Large Commercial Aircraft Aftermarket 28% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 10% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 24% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 9% Total Commercial Aftermarket 34% Total Commercial OE 36% Total Defense and Space 24%

Sales by Market Channel Second Quarter 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 2Q 2008 vs. 2Q 2007 2Q 2008 vs. 1Q 2007 First Half 2008 vs. First Half 2007 Boeing and Airbus - OE Production Aircraft Deliveries 28% 8% 20% Regional, Business & General Aviation - OE Aircraft Deliveries 26% 17% 25% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 12% 3% 11% Defense and Space - OE and Aftermarket US, UK Defense Budgets 11% 6% 12% Other IGT, Other 24% 4% 24% Goodrich Total Sales 17% 6% 15%

2008 Outlook

2008 Sales Expectations By Market Channel Full Year 2007 Sales Mix Market 2007 Goodrich Actual Growth 2008 Goodrich Expected Growth Market expectations - 2009 and beyond 10% 15% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 8% ~20% Growth continues for Commercial OE deliveries; A380, 787 and A350 introductions support deliveries past normal peak 8% Regional/Bus/GA OE (Weighted) 20% >20% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 36% Aftermarket (Commercial/ Regional/Bus/GA) 16% ~8 - 11% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket 7% ~13% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 6% Other 14% >20% 100% Total 12% ~13 - 14%

Large Commercial Aircraft Fleet Demographics vs. Goodrich Aftermarket Sales Long Out-of-Production Recently Out-of-Production In Production 0.31 0.02 0.07 0.6 - Expect ~90% of retirements in 2008-2011 to come from the 4,800 less fuel efficient A/C in fleet. - Only ~ 8% of GR's large commercial aftermarket sales come from those platforms. Long Out-of-Production In Production Recently Out-of-Production 0.08 0.8 0.08 0.05 Long Out-of-Production 707 727 747C 737C A310 DC8 DC9 DC10 MD80 L1011 Long Out-of-Production (Less Vulnerable) MD11 MD90 4% 2% In Production 80%

2008 Outlook P&L Summary ($M) Actual 2007 Estimate 2008 B/(W) Sales $6.4B ~$7.3B ~14% EPS (Diluted) - Continuing Operations $3.88 $4.74-$4.89 +22-26% - Reported $3.78 $4.80-$4.95 +27-31% Net cash provided by operating activities, minus capital expenditures, as a percent of net income 64% >75% N/A Capital Expenditures $283 $275 - $325 $8 - ($42) Effective Tax Rate 31% ~32% (~1%) Strong Sales and EPS growth and improved cash flow